$4,000,000                                                  September 28 2006

                                    TERM NOTE

         FOR VALUE RECEIVED, ALANCO TECHNOLOGIES, INC., an Arizona corporation (the "Maker"), hereby promises to pay to the order of ComVest Capital LLC, a Delaware limited liability company (together with any subsequent holder hereof, the "Payee"), the sum of Four Million Dollars (the "Principal"), with interest thereon, on the terms and conditions set forth herein and in the Loan Agreement dated as of September 28, 2006 by and between the Maker and the Payee (the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein shall have the meanings assigned thereto in the Loan Agreement.

         Payments of principal of, interest on and any other amounts with respect to this Term Note (this "Note") are to be made in lawful money of the United States of America.

1. Payments.

(a) Interest. This Note shall bear interest ("Interest") on Principal amounts outstanding from time to time from the date hereof at the Interest Rate as in effect from time to time under the Loan Agreement; provided, however, that during the continuance of any Event of Default under the Loan Agreement, the interest rate hereunder shall be the Default Rate as in effect from time to time under the Loan Agreement. All Interest shall be computed on the daily unpaid Principal balance of this Note based on a three hundred sixty (360) day year, and shall be payable monthly in arrears on the last day of each calendar month commencing October 31, 2006.

(b) Principal. The outstanding Principal of this Note shall be payable (i) in monthly installments due and payable on the last day of each calendar month commencing October 31, 2007 through and continuing through and including August 31, 2010, with each such installment in an amount equal to one thirty-sixth (1/36th) of the original Principal amount of this Note, and (ii) a final installment due and payable on September 30, 2010, in an amount equal to the entire remaining Principal balance of this Note.

(c) Non-Business Day. If any scheduled payment date as aforesaid is not a business day in either the State of Florida or the State of Arizona, then the payment to be made on such scheduled payment date shall be due and payable on the next succeeding business day, with additional interest on any Principal amount so delayed for the period of such delay.

2. Prepayment.

(a) Optional Prepayment of Principal. The unpaid Principal balance of this Note, together with all accrued and unpaid Interest, may at the Maker's option be prepaid in whole or in part, at any time or from time to time upon fifteen (15) days' prior written notice to the Payee.

(b) Mandatory Prepayments of Principal. The entire Principal balance of this Note, and all accrued and unpaid Interest hereunder, (i) shall be required to be prepaid upon the consummation of any Sale, and (ii) may be required to be prepaid upon the occurrence of any Event of Default. In addition, this Note shall be subject to mandatory prepayment, in whole or in part, under the circumstances provided in Section 2.02(b) of the Loan Agreement.

(c) Prepayment Premium. Any prepayment of Principal, however arising and whether voluntary or mandatory (other than a prepayment which is paid when due pursuant to Section 2.02(b) of the Loan Agreement), shall be subject to a prepayment premium as provided in Section 2.03(b) of the Loan Agreement.

(d) Application of Payments. Any and all prepayments hereunder shall be applied first to any prepayment premium required under Section 2(c) above, then to unpaid accrued Interest on the Principal amount being prepaid, and finally to Principal. Any and all prepayments of Principal hereunder shall be applied to the installments under Section 1(b) above in the inverse order of their maturity.

3. Events of Default. The occurrence or existence of an Event of Default under the Loan Agreement shall constitute a default under this Note and shall entitle the Payee to accelerate the entire indebtedness hereunder and take such other action as may be provided for in the Loan Agreement and/or in any and all other instruments evidencing and/or securing the indebtedness under this Note, or as may be provided under the law.

4. Assignment. This Note shall be binding upon and shall inure to the benefit of the respective successors and permitted assigns of the parties hereto, provided that the Maker may not assign any of its rights or obligations hereunder without the prior written consent of the Payee.

5. Waiver and Amendment. No waiver of a right in any instance shall constitute a continuing waiver of successive rights, and any one waiver shall govern only the particular matters waived. Neither any provision of this Note nor any performance hereunder may be amended or waived except pursuant to an agreement in writing signed by the party against whom enforcement thereof is sought. Except as otherwise expressly provided in this Note, the Maker hereby waives diligence, demand, presentment for payment, protest, dishonor, nonpayment, default, notice of any and all of the foregoing, and any other notice or action otherwise required to be given or taken under the law in connection with the delivery, acceptance, performance, default, enforcement or collection of this Note, and expressly agrees that this Note, or any payment hereunder, may be extended, modified or subordinated (by forbearance or otherwise) from time to time, without in any way affecting the liability of the Maker. The Maker further waives the benefit of any exemption under the homestead exemption laws, if any, or any other exemption, appraisal or insolvency laws, and consents that the Payee may release or surrender, exchange or substitute any personal property or other collateral security now held or which may hereafter be held as security for the payment of this Note.

6. Governing Law. This Note shall be construed in accordance with and governed by the laws of the State of New York, except to the extent superseded by Federal enactments.

7. Consent to Jurisdiction; Waiver of Jury Trial. The Maker hereby consents to the jurisdiction of all courts of the State of New York and the United States District Court for the Southern District of New York, as well as to the jurisdiction of all courts from which an appeal may be taken from such courts, for the purpose of any suit, action or other proceeding arising out of or with respect to this Note. The Maker hereby waives the right to interpose any counterclaims (other than compulsory counterclaims) in any action brought by the Payee hereunder, provided that this waiver shall not preclude the Maker from pursuing any such claims by means of separate proceedings. THE MAKER HEREBY EXPRESSLY WAIVES ANY AND ALL OBJECTIONS WHICH IT MAY HAVE AS TO VENUE IN ANY OF SUCH COURTS, AND ALSO WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. The Payee may file a copy of this Note as evidence of the foregoing waiver of right to jury trial.

8. Usury Savings Clause. All agreements between the Maker and the Payee are hereby expressly limited to provide that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to the Payee for the use, forbearance or detention of the indebtedness evidenced hereby exceed the maximum amount which the Payee is permitted to receive under applicable law. If, from any circumstances whatsoever, fulfillment of any provision hereof or of the Loan Agreement or any Loan Document thereunder, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall automatically be reduced to the limit of such validity, and if from any circumstance the Payee shall ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance of any of the Maker's Obligations (as such term is defined in the Loan Agreement) to the Payee, and not to the payment of interest hereunder. To the extent permitted by applicable law, all sums paid or agreed to be paid for the use, forbearance or detention of the indebtedness evidenced by this Note shall be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full, to the end that the rate or amount of interest on account of such indebtedness does not exceed any applicable usury ceiling. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof, provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Note shall be governed by such new law as of its effective date. This provision shall control every other provision of all agreements between the Maker and the Payee.

9. Collection Costs. In the event that the Payee shall place this Note in the hands of an attorney for collection during the continuance of any Event of Default, the Maker shall further be liable to the Payee for all costs and expenses (including reasonable attorneys' fees) which may be incurred by the Payee in enforcing this Note, all of which costs and expenses shall be obligations under and part of this Note; and the Payee may take judgment for all such amounts in addition to all other sums due hereunder.


         IN WITNESS WHEREOF, the Maker has executed this Note on the date first above written.

                                     ALANCO TECHNOLOGIES, INC.



                                     By:
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                                          Name:
                                          Title: